Exhibit 10.25

October 1, 2002

SHARE PURCHASE OPTION AGREEMENT

TO:

Ronald C. Shon

1118 Cathedral Place

925 West Georgia Street

Vancouver, BC V6C 3L2

1.

In consideration of the sum of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowleged), Yifan Xu (the “Optionor”) grants to Ronald C. Shon (the “Optionee”) the sole and exclusive irrevocable option (the “Option”) exercisable at any time up to and including, but not after, February 28, 2005, to purchase 3,000,000 common shares (the “Shares”) owned by the Optionor in the capital stock of China Ventures Inc. for an aggregate purchase price of $150,000.00 (the “Purchase Price”), being $0.05 per common share.

2.

The Option may be exercised by written notice given to the Optionor by delivery to the address given below, or by transmittal by facsimile at the number given below (provided that the transmittal is confirmed by telephone call) or to such other address or facsimile number as the Optionor may from time to time notify the Optionee in writing.  If the Option is so exercised, the Optionor shall sell, and the Optionee or his assigns shall purchase, the Shares for the Purchase Price.

3.

The said sale of the Shares shall be closed of the fifth business day following the date of the exercise of the Option when payment of the Purchase Price shall be made by banker’s draft or certified cheque payable to or to the order of the Optionor against delivery to the Optionee of the share certificates representing the Shares, a stock power of attorney on respect of the Shares duly endorsed in blank for transfer with signature guaranteed and upon actual registration of the transfer of the Shares with the Computershare Trust Company of Canada.

4.

The Option may be assigned by the Optionee.

5.

All sums referred to herein are in Canadian funds.

6.

Time shall be the essence hereof.

7.

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

8.

This Agreement may be executed in counterparts and such counterparts may be delivered by facsimile.  Each executed counterpart shall be deemed to be an original and such counterpart shall together constitute one and the same agreement.

9.

This agreement supersedes any other share purchase option agreement between Optionor and Optionee.

If the above is in accordance with your understanding, please sign and return to the Optionor a copy of this Agreement, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Optionee and the Optionor.

SIGNED, SEALED AND DELIVERED by

the Optionor, YIFAN XU, in the presence of:

“signed”

__________________________________

_______________________

Signature

YIFAN XU

__________________________________

Address

__________________________________

Occupation

This Agreement is hereby accepted and agreed to as of the date first written above.

SIGNED, SEALED AND DELIVERED by

the Optionee, RONALD C. SHON, in the presence of:

Joanne Milette

“signed”

__________________________________

_______________________

Signature

RONALD C. SHON

1118 – 925 West Georgia St.

__________________________________

Address

Executive Assistant

__________________________________

Occupation